Exhibit 99.1

News Release

Carvana Expecting Record Performance in Q3

PHOENIX – (BUSINESS WIRE) – September 22, 2020 – Carvana Co. (NYSE: CVNA), a leading eCommerce platform for buying and selling used cars, continues to build momentum this quarter on its journey toward becoming the largest and most profitable automotive retailer.

Carvana is proud to announce today that it expects to achieve company records in performance across several important metrics in Q3 2020, including:

•	Retail units sold

•	Total revenue

•	Total gross profit per unit

•	EBITDA margin

Moreover, the company expects to be approximately EBITDA breakeven this quarter.

“The momentum that we saw in the second quarter accelerated into the third, leading to record performance for Carvana in metrics that demonstrate strong progress both in growth and towards profitability” said Ernie Garcia, Carvana founder and CEO. “Hitting these records while continuing to provide the exceptional customer experiences we’ve become known for and adjusting to all the change that 2020 has brought us speaks to the quality of people we have at Carvana and to their tireless focus on our customers.”

Carvana remains focused on its mission to change the way people buy cars and excited to continue delivering unparalleled experiences to customers. This quarter represents significant progress on that mission, and the company looks forward to achieving many more records in the future.

About Carvana Co.

Founded in 2012 and based in Phoenix, Carvana’s (NYSE: CVNA) mission is to change the way people buy cars. By removing the traditional dealership infrastructure and replacing it with technology and exceptional customer service, Carvana offers consumers an intuitive and convenient online car buying and financing platform. Carvana.com enables consumers to quickly and easily shop more than 15,000 vehicles, finance, trade-in or sell their current vehicle to Carvana, sign contracts, and schedule as-soon-as-next-day delivery or pickup at one of Carvana’s patented, automated Car Vending Machines.

Note Regarding Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements reflect Carvana’s current expectations or beliefs regarding its financial performance in the third quarter of 2020. These statements may be preceded by, followed by or include the words “aim,” “anticipate,” “believe,” “estimate,” “expect,” “forecast,” “intend,” “likely,” “outlook,” “plan,”

“potential,” “project,” “projection,” “seek,” “can,” “could,” “may,” “should,” “would,” “will,” the negatives thereof and other words and terms of similar meaning. Forward-looking statements include all statements that are not historical facts. Such forward-looking statements are subject to various risks and uncertainties. Accordingly, there are or will be important factors that could cause actual outcomes or results to differ materially from those indicated in these statements. There is no assurance that any forward-looking statements will materialize. You are cautioned not to place undue reliance on forward-looking statements, which reflect expectations only as of this date. Carvana does not undertake any obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments, or otherwise, except as required by law. We have not yet finalized our operating results for the three months ending September 30, 2020. While we are currently unaware of any items that would change our expectations set forth above, it is possible that we or our independent registered public accounting firm may identify such items as we complete our earnings results and prepare our interim financial statements for the third quarter of 2020. Our independent registered public accounting firm has not performed any procedures with respect to these expected financial results set forth above. Accordingly, undue reliance should not be placed on these expectations. These expectations are subject to significant risks and uncertainties, including the effects of the COVID-19 pandemic on our business and macroeconomic factors beyond our control, and should be read together with “Risk Factors,” “Forward-Looking Statements” contained in our annual and quarterly reports filed with the Securities and Exchange Commission. In addition, expected or actual results for the third quarter of 2020 are not indicative of future results for any future period, and reflect seasonality in our business and macroeconomic factors that may not pertain in future periods.

Contact:

Investor Relations:

Mike Levin

investors@carvana.com

or

Media Contact:

Amy O’Hara

press@carvana.com